EXHIBIT 99.3

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints David Polonitza, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ Richard Polonitza
RICHARD POLONITZA

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints David Polonitza, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ Greta Polonitza
GRETA POLONITZA

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints David Polonitza, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ Kirk Anderson
KIRK ANDERSON

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints David Polonitza, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ Paul W. Kim
PAUL W. KIM

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints David Polonitza, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ Wayne P. Jones
WAYNE P. JONES

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints Rahul Pagidipati, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ Sidd Pagidipati
SIDD PAGIDIPATI

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints Rahul Pagidipati, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ Dr. Rudrama Pagidipati
DR. RUDRAMA PAGIDIPATI

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints Rahul Pagidipati, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ Dr. Devaiah Pagidipati
DR. DEVAIAH PAGIDIPATI

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints Alnesh Mohan, the undersigned's true and lawful attorney-in-fact (“Attorney”) for the purpose of representing the undersigned’s participation in the proxy campaign during the Annual Meeting of the ITEX Corporation (the “Company”) or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2010 Annual Meeting”), and the undersigned hereby authorizes Attorney to:

1)      execute for and on behalf of the undersigned, in the undersigned's capacity as beneficial owner of shares of the Company, a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

2)      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto or Form 3, 4, or 5 and timely file such Schedule or Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of Attorney, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by Attorney on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as Attorney may approve in Attorney’s sole discretion.

The undersigned understands and acknowledges that the Schedule 13D and amendments thereto and the Forms 3, 4, and 5 referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act. The undersigned hereby grants to Attorney full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Attorney, or Attorney's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that Attorney, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

This instrument does not abrogate nor is it in place of any, but is in addition to all, statutory or common law rights that Shareholder has with respect to the purposes of this Power of Attorney.

All rights, powers, and authority of Attorney herein granted shall commence and be in full force and effect on the date hereof, and such rights, powers and authority shall remain in full force and effect from the date of execution hereof until the undersigned is no longer required to file Schedule 13D or Forms 3, 4, and 5 and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company pertaining to the proxy campaign at the 2010 Annual Meeting, unless earlier revoked by the undersigned in a signed writing delivered to Attorney.

                    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed at ___________________, as of this ___ day of September, 2010.

/s/ G. Andrew Cooke
G. ANDREW COOKE

(Printed Name)

STATE OF ________________ )

                                                               )

COUNTY OF ______________  )

The foregoing instrument was acknowledged before me this ______ day of ________20__ by _______________________, who ____ is personally known to me or who produced ________________________ as identification.

_______________________________

Notary Public

_______________________________

Printed Name

My commission expires: